REGIONS MORGAN KEEGAN SELECT FUNDS

             Regions Morgan Keegan Select LEADER Growth Equity Fund
            Regions Morgan Keegan Select LEADER Growth & Income Fund
                Regions Morgan Keegan Select LEADER Balanced Fund
            Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund
           Regions Morgan Keegan Select LEADER Intermediate Bond Fund
        Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund
              Regions Morgan Keegan Select LEADER Money Market Fund

                          Supplement dated July 6, 2005
                                     to the
                       Prospectus dated February 18, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT FUNDS DATED FEBRUARY 18, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         Effective July 6, 2005, all references in the Prospectus to direct account holders shall be deleted in their entirety. New shareholders may purchase shares of a fund through their Morgan Keegan Financial Adviser or a Regions Morgan Keegan Trust Administrator or by calling Morgan Keegan at 800-222-8866.

         In addition, the first sentence under the caption "Exchange Privilege" on page 35 of the Prospectus is replaced in its entirety with the following:

                  Beginning on or about October 1, 2005, shareholders may exchange shares of a fund into shares of the same class of another Regions Morgan Keegan Select Funds series without paying a sales charge by contacting their Morgan Keegan Financial Adviser, a Regions Morgan Keegan Trust Administrator or by calling Morgan Keegan at 800-222-8866.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE